Exhibit 99.1

1 Management Presentation March 2009

2 This presentation contains forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995) that are based on current expectations, estimates, forecasts and projections, as the case may be, and as such involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this presentation regarding our strategy, future operations, prospects, plans and objectives of management are forward-looking statements. The words “anticipates”, “believes”, “estimates”, “expects”, “intends”, “may”, “plans”, “will”, “would”, “could” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these identifying words. These statements are not guarantees of future performance, and involve risks, uncertainties and assumptions which are difficult to predict. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions, and expectations disclosed in the forward-looking statements we make. We have included important factors in the cautionary statements included in our most recently filed Form 10-K, particularly in the “Risk Factors” sections, that we believe could cause actual results or events to differ materially from the forward-looking statements we make and we may update such “Risk Factors” in quarterly reports on Form 10-Q. Other risks, uncertainties and factors, including those discussed under “Risk Factors”, could cause our actual results to differ materially from any forward-looking statements we make. Our forward-looking statements do no reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments we may make. The oral statements made in connection with this presentation may include forward-looking statements regarding the Company, including statements about its operations and prospects. Past performance is not necessarily indicative of future results. The Company’s actual results and other circumstances could differ materially from any results or circumstances anticipated in any forward-looking statements as a result of uncertainties described in our Risk Factors. Except as required under the federal securities laws and the rules and regulations of the SEC, we do not assume any obligation to update or revise any forward-looking statements after we distribute this presentation, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

3 The FGX Advantage Leading market positions Portfolio of highly recognized brands Balanced business model Low-cost sourcing strategy Multiple growth opportunities Customer service focus #1 in readers, #1 in popular priced sunglasses Fragmented competitive landscape with significant switch-out costs FosterGrant – 60 year heritage and widely recognized by consumers Magnivision – the original reading glass brand Solar Shields - #1 fits-over brand Diversified business profile of readers and sunglasses Largest segment (readers) provides over 50% of revenues and is non-seasonal Global outsourcing for over two decades Strong and consistent gross margins driven by disciplined purchasing New channels, cross-selling and international expansion Recent accretive acquisition of Dioptics Medical Products 2,200 person web-enabled field service team 50 person merchant team interacting daily with accounts Experienced management team Average senior management experience of over 20 years Extensive public company experience in all key positions

4 Leading Market Positions in Key Product Categories Foster Grant + Magnivision hold #1 share in growing reading glass market Magnivision - the original reading glass brand Foster Grant - #1 in mass/popular priced sunglasses Recently acquired Solar Shields - #1 in clip-on and fits-over categories Fragmented competitive landscape with significant switch out costs (e.g. product buyback, fixtures) creating barriers to entry

5 Compelling Industry Trends Favorable demographics for reading glasses with aging baby boomers Increase in LASIK surgery and contact lens usage that correct nearsightedness, thus requiring reading glasses Compelling value proposition as OTC reading glasses cost a fraction of prescription glasses; covered by most Flex-spend accounts Desire for multiple, activity-specific sunglasses and greater eye protection from harmful sun rays Consumer desire for fashion at lower price points Aging U.S. Population 2003 – 2015E Pairs of Sunglasses in Regular Use Source: U.S. Census Bureau Source: Jobson/VCA data. 100,000 people surveyed. % Growth 2003 to 2015E 55% of consumers own 2+ pairs of sunglasses 12% 10% -1% -1% 6% 16% 7% -4% -13% -4% 18% 38% 55% 61% 27% 3% 20% 11% (20%) (10%) 0% 10% 20% 30% 40% 50% 60% 70% 0-4 5-9 10- 14 15- 19 20- 24 25- 29 30- 34 35- 39 40- 44 45- 49 50- 54 55- 59 60- 64 65- 69 70- 74 75- 79 80+ Total Core Reader’s Market

6 Portfolio of Highly Recognized, Quality Eyewear Brands 60 year heritage Only popular priced sunglasses brand that advertises #1 in readers #1 in clip-ons and fits-over Sold at premium price points ($50 - $170) e-commerce initiated in Q1 09 TM

7 Capitalize on Existing Brand Awareness • Television advertising launched in February to raise category awareness • Initial campaign to run for 15 weeks with over 6,000 total spots • Strong problem/solution message with doctor’s endorsement • New reader ad campaign began February featuring Raquel Welch from 70’s ads • Over 3,000 spots to be aired in initial 8-week TV campaign • Third year of TV sunglass advertising campaign to kickoff May 09 • Iconic “Who’s that” tagline re-launched

8 Balanced Business Model 2008 Sales by Product Line 2008 Sales by Channel Revenue from diverse product assortment of readers and sunglasses plus international segment Largest segment - reading glasses - is high margin, stable, non-seasonal Scalable international business Distribution through multiple channels - Expanding penetration through new customers and cross-selling - Mid-tier presents sizeable growth opportunity in all categories Reading Glasses 50% Sunglasses 31% Jewelry 6% International 13% Mass Merchant 36% Chain Drug 36% Chain Grocery 6% Variety Store 7% Other 15%

9 Efficient, Low Cost Sourcing Model Scale Experience Relationships Operating Efficiency 70 million units sourced annually Economies of scale drives pricing leverage Over 25 years of China sourcing experience Operate logistics office and quality control lab in Shenzhen, China Average relationship with top 10 suppliers over 10 years Supplier diversity – none represents over 16% Margin expansion opportunity for Dioptics brands Potential for gross margin expansion in 2009 as cost pressures subside

10 Growth Strategies: a Multi-Pronged Approach Expand Distribution Cross-sell product lines; enhanced with Dioptics acquisition Further penetrate existing customers and channels Expand to new customers and channels Expand Product Offerings Expand fashionable optical products Enhance product features Selective use of licensed brands International Expansion Expand U.K. reading glasses presence Extend existing retail relationships internationally Strategic Acquisitions Recently completed accretive acquisition in sunglass category Strong free cash flow and balance sheet enable consideration of additional acquisitions

11 Significant Barriers to Entry Comprehensive customer management 2,200 person web-enabled field service team 50 person merchant team providing collaborative planning, sales analysis and planogram management 20 person logistics and forecast team responsible for achieving high fill rates Scale advantages Significant upfront investment required for competitive product buyback, fixtures and inventory to take over an account Nationally recognized optical brands Organizational infrastructure required to service national retailers Long term relationships at key retailers Multi-year contracts with most key accounts Preemptive renewal strategy has resulted in 100% renewal rate of all major contracts

12 Long-Standing Relationships with National Retailers Length of relationship Product Assortment Customer 20+ years 20+ years 18 years 15 years 14 years 13 years 12 years 11 years 11 years Sun, Readers, Dioptics, Frames Sun, Readers Sun, Readers, Dioptics Readers Sun, Readers, Dioptics Sun, Readers, Dioptics Sun, Readers, Dioptics Sun, Readers, Dioptics Readers Penetration in over 57,000 doors worldwide Provide multiple product lines to most customers

13 Selected Cross-Selling Opportunities by Channel = 50% Between 0% and 50% 0%

14 Selected New Business Opportunities by Channel Category Opportunity Category Opportunity Channel/Customer Reader Sun Dioptics Channel/Customer Reader Sun Dioptics Club Specialty Grocery Variety Sporting Goods n/a n/a n/a n/a n/a Mid Tier/Department Stores

15 New Business Update Estimated Channel/Customer New Business Pick Up Annual Revenues Mass Merchants $1 Million $3 Million $1-$2 Million Readers Sunglasses Sun and Readers Readers $4- $5 Million $1 Million Sun and Readers

16 Strong Capital Structure to Support Growth Current loan facility includes $100 million term loan with a $75 million revolving credit facility and a $50 million accordion feature; expires December 2012 Interest rate swap - fixed interest rate at 3.2% plus LIBOR for $50 million of term loan; balance floats at LIBOR + 1.75%; grid pricing Debt balance at end of Q4 2008 was approximately $130 million; $35 million borrowed for Dioptics acquisition Leverage ratio (debt to EBITDA) after Dioptics acquisition approximately 2.0x • Approximately $15 million of scheduled term debt principal amortization in 2009 Substantial Free Cash Flow generated to reduce indebtedness and make accretive acquisitions

17 Dioptics Overview Seller of Solar Shields - #1 in clip-on and fits-over categories Specialty distribution channels in medical, mass market, sporting goods, chain drug and grocery Significant customers include Wal-Mart, Walgreens, medical channel & QVC Over 400 U.S. and international patents Significant synergies Cross-selling – Stop & Shop, Publix and CVS Gross margin improvement – 5% COGS reduction Freight cost reductions Headcount reductions

18 Depreciation & Amortization Implications Other Considerations FGX supplies store fixtures to retailers at time of rollout Large annual fixtures buys made in 2006 Fixtures – 2 year depreciation and 4 year average useful life Depreciation and amortization are expected to be in the $16-$17 million range in 2009 $0.15-$0.16 EPS pickup from lower D&A CAPEX D&A $20.3 $16-$17 $0 $5 $10 $15 $20 $25 2008 2009E $14.6 $10-$12 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 2008 2009E ($ in millions) ($ in millions)

19 Historical Financial Performance Summary Income Statement  Consolidated Statement of Operations Data (in thousands, except per share amounts) Fiscal 2008 Fiscal 2007 % Inc/(Dec) Net Sales $256,100 $240,463 6.5% Gross profit 140,230 130,431 7.5 Gross margin 54.8% 54.2% 0.6 Operating expenses 105,965 100,489 5.4 Operating income 34,265 29,942 14.4 Interest expense 6,356 24,710 (74.3) Other income (expenses) (91) 117 Income tax expense (benefit) 10,273 294 Minority interest expense 527 347 Net income $17,018 $4,708 261.5% Diluted earnings per share $0.79 $0.29 172.4%

20 Historical Financial Performance Selected Balance Sheet Data and Key Working Capital Metrics DSO improved to 76 days in fiscal 2008 from 85 days in fiscal 2007 Inventory days improved to 108 days in fiscal 2008 from 112 days in fiscal 2007 Selected Balance Sheet Data As of January 3, 2009 As of December 29, 2007 Cash & cash equivalents $2,097 $4,567 Accounts receivable, net 52,263 53,001 Inventories, net 38,223 33, 226 Property, Plant & Equipment 21,011 21, 349 Accounts Payable 31,964 27,364 Total debt 130,562 120,439 Shareholders’ equity 41,665 17,333

21 Guidance • First Quarter 2009 – Net sales - $57- $62 million – Diluted EPS – ($0.02) - $0.02 – EBITDA - $5 - $7 million – Quarter includes approximately $3.0 million of incremental advertising spend • 2009 – Net sales - $283 - $295 million – Diluted EPS - $0.98 - $1.10 – EBITDA - $59 - $62 million

22 Summary Leading market positions Balanced business model Portfolio of highly recognized brands Low-cost sourcing strategy Scale and experience create barriers to entry Multiple growth opportunities Experienced management team Customer service focus

23 EBITDA Reconciliation (in thousands) The table below reconciles EBITDA to net income, the most directly comparable GAAP measure. Fiscal Period Ended January 3, 2009 December 29, 2007 (2) (in thousands) (in thousands) The table below reconciles Free Cash flow to the EBITDA table above. January 3, 2009 December 29, 2007 January 3, 2009 December 29, 2007 Credit Statistics See accompanying Notes to Consolidated Statements of Income and Other Selected Data. Net income (loss) $17,018 $ 4,708 $4,577 $ 9,285 Income tax expense 10,273 294 2,806 3,100 Interest expense, net 6,356 24,710 (2,780) 21,930 Depreciation and amortization 20,297 18,871 - 18,871 EBITDA (1) 53,944 $48,583 $4,603 $53,186 EBITDA margin (EBITDA/net sales) 21.1% 20.2% 22.1% EBITDA $53,944 $48,583 $4,603 $ 53,186 Less: Capital Expenditures (14,583) (15,472) (15,472) Free Cash Flow (1) $39,361 $33,111 $4,603 $37,714 Debt $130,562 $120,311 $120,430 Leverage Ratio (4) 2.4x 2.5x 2.5x Debt to EBITDA As Reported As Reported Adjustments (3) Excluding Adjustments

24 NOTES TO CONSOLIDATED STATEMENTS OF INCOME AND OTHER SELECTED DATA 1. EBITDA represents net income before interest, income taxes, depreciation and amortization. Free Cash Flow represents EBITDA less capital expenditures. We believe that EBITDA and Free Cash Flow are performance measures that provide securities analysts, investors and other interested parties with a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies in our industry. We further believe that EBITDA is frequently used by securities analysts, investors and other interested parties in their evaluation of companies, many of which present an EBITDA measure when reporting their results. We believe EBITDA facilitates company to company operating performance comparisons by adjusting for potential differences caused by variations in capital structures (affecting net interest expense), taxation (such as the impact of differences in effective tax rates or net operating losses) and the age and book depreciation of facilities and equipment (affecting relative depreciation expense), which may vary for different companies for reasons unrelated to operating performance. EBITDA has limitations, including that it is not necessarily comparable to other similarly titled financial measures of other companies due to the potential inconsistencies in the method of calculation. It should not be considered either in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. Because of these limitations, EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our results presented in accordance with U.S. GAAP and using EBITDA only supplementally. 2. We have presented the “Adjustments” and “Excluding Adjustments” columnar information because we believe it provides securities analysts, investors and other interested parties with more insight as to the Company’s results without regard to certain significant events and transactions that occurred during the fiscal periods presented and that may or may not be recurring in nature. We believe the presentation of this data provides the reader with a greater understanding of the impact of certain items on specific U.S. Generally Accepted Accounting Principles (GAAP), or “as reported,” measures, including net income, operating income and gross profit. Management utilizes this information to better understand its operating results as well as the impact of and progress on certain strategic initiatives. The columnar information under the caption “Excluding Adjustments” are not substitutes for analysis of our results as reported under U.S. GAAP and should only be used as supplemental information. 3. Results for the three months ended December 29, 2007 include the following items that are excluded from our results “Excluding Adjustments;” a $2.5 million pre-tax charge in connection with the continued vacancy at the Company's Miramar, Florida facility; $2.8 million pre-tax charge related to the early extinguishment of debt relative to the Company's refinancing of its remaining indebtedness to more favorable terms; and a $0.2 million pre-tax charge in connection with the recall of children's sunglasses. Results for fiscal 2007 include the following items that are excluded from our results “Excluding Adjustments;”a $4.4 million pre-tax charge in connection with the continued vacancy at the Company's Miramar, Florida facility; $2.8 million pre-tax charge related to the early extinguishment of debt relative to the Company's refinancing of its remaining indebtedness to more favorable terms; and a $0.2 million pretax charge in connection with the recall of children's sunglasses. 4. The Leverage Ratios of Debt to EBITDA and Debt to EBITDA “Excluding Adjustments” for the fiscal years ended January 3, 2009 and December 29, 2007 are calculated by dividing the Company’s Debt balance at period then ended by the associated EBITDA measure on a trailing 12-month basis. This ratio of Debt to EBITDA is a credit metric commonly used by investors and credit agencies as an indicator of financial risk, including a company’s ability to repay or refinance its debt obligations. This ratio as defined above may not be similar to measures used by other companies, is not a measurement under GAAP and should be considered in addition to, but not as a substitute for, the information contained in our consolidated financial statements.